UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2020

ValueSetters, Inc.
(Exact name of registrant as specified in its charter)

Utah	000-55036	87-0409951
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

745 Atlantic Avenue, Boston, Massachusetts 02111
(Address of principal executive offices) (Zip Code)

781-925-17000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 1.01  Entry into a Material Definitive Agreement.

On August 23, 2020, ValueSetters, Inc. (the “Company”) entered into an Agreement and Plan of Merger whereby Netcapital Systems LLC becomes the new majority owner of the Company.

Conversion.

By virtue of the Agreement:

(a)	Each issued and outstanding share of Netcapital common stock, par value $.01, shall be converted into the right to receive 1,662 fully paid and nonassessable shares of the Company’s common stock, par value $.001. The number of the Company’s shares of Common Stock shall equal 80% of the total number of such shares outstanding immediately upon issuance of the shares.

(b)	Each share of Netcapital common stock which is held in the treasury of Netcapital and each share of Netcapital common stock held by the Company or any subsidiary shall be cancelled and retired and cease to exist.

(c)	Each issued and outstanding share of the capital stock of NCAV shall be converted into and become one fully paid and nonassessable share of Netcapital common stock.

Tax Consequences.

It is intended that the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that this Agreement shall constitute a “plan of reorganization” for the purposes of Section 368 of the Code.

Directors and Officers

The directors and officers of the Company shall remain unchanged.

Reverse Stock Split

The Agreement calls for the Company to perform a reverse stock split of its 831,269,212 outstanding shares of common stock at a rate of 2000:1.

The description of the above noted Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 7.01    Regulation FD Disclosure.

The executive officers of ValueSetters, Inc. intend to use the material filed herewith, in whole or in part, in one or more meetings or conference calls. A copy of the slide presentation is posted on our website, www.valuesetters.com, and is attached hereto as Exhibit 99.1.

ValueSetters, Inc. does not intend for this Item 7.01 or Exhibit 99.1 to be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated into its filings under the Securities Act of 1933, as amended.

ITEM 8.01 Other Events.

On August 25, 2020, the Company issued a press release announcing the Agreement, a copy of which is attached hereto as Exhibit 99.2

ITEM 9.01    Financial Statements and Exhibits.

The following exhibit shall not be deemed as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

(d)	Exhibit:

10.1	Agreement and Plan of Merger by and Among Netcapital Funding Portal, Inc. ValueSetters, Inc. and Netcapital Acquisition Vehicle Inc.
99.1	ValueSetters, Inc. Presentation.
99.2	Press release of ValueSetters, Inc. dated August 25, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueSetters, Inc.
(Registrant)

Date: August 26, 2020	/s/ Coreen Kraysler
Coreen Kraysler
Chief Financial Officer
Principal Accounting Officer